UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2007

SUNESIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51531	94-3295878
(Commission File No.)	(IRS Employer Identification No.)

341 Oyster Point Boulevard
South San Francisco, California 94080
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 266-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On May 24, 2007, Sunesis Pharmaceuticals, Inc. (the “Company”) issued a press release entitled “Sunesis Pharmaceuticals Announces Pricing of Public Offering of Common Stock,” announcing that it would be initiating a public offering of 4,750,000 shares of the Company’s common stock, par value $0.0001 per share, pursuant to an effective registration statement with Lehman Brothers Inc. acting as sole book-running manager, Cowen & Company, LLC acting as lead manager and C.E. Unterberg, Towbin, LLC acting as co-manager (collectively, the “Underwriters”). A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

On May 24, 2007, the Company entered into an underwriting agreement with Lehman Brothers Inc., as the representative of the Underwriters, related to the public offering of 4,750,000 shares of the Company’s common stock. The price to the public is $4.43 per share, and the Underwriters have agreed to purchase the shares from the Company pursuant to the underwriting agreement at a price of $4.186 per share. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-138736) previously filed with the Securities and Exchange Commission (the “SEC”). The underwriting agreement is filed as Exhibit 1.1 to this report, and the description of the material terms of the underwriting agreement is qualified in its entirety by reference to such exhibit. The offering of the shares of common stock will be made by means of a prospectus, a copy of which can be obtained from Lehman Brothers Inc. The prospectus, which consists of a prospectus supplement dated May 24, 2007, and an accompanying prospectus, dated December 18, 2006, has been filed with the SEC.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 24, 2007.
5.1	Opinion of Cooley Godward Kronish LLP.
23.1	Consent of Cooley Godward Kronish LLP (contained in Exhibit 5.1).
99.1	Press Release, dated May 24, 2007, entitled “Sunesis Pharmaceuticals Announces Pricing of Public Offering of Common Stock.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNESIS PHARMACEUTICALS, INC.
Dated: May 24, 2007
	By:	/s/ Eric H. Bjerkholt
Eric H. Bjerkholt
Senior Vice President, Corporate Development and Finance, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 24, 2007.
5.1	Opinion of Cooley Godward Kronish LLP.
23.1	Consent of Cooley Godward Kronish LLP (contained in Exhibit 5.1).
99.1	Press Release, dated May 24, 2007, entitled “Sunesis Pharmaceuticals Announces Pricing of Public Offering of Common Stock.”